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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) July 29, 2004

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of July 1, 2004, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2004-RS7)


                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)

              DELAWARE                 333-110437              41-1955181
  (State or Other Jurisdiction of     (Commission           (I.R.S. Employer
           Incorporation)             File Number)         Identification No.)

     8400 Normandale Lake Blvd.                              55437
             Suite 250                                       (Zip
       Minneapolis, Minnesota                                Code)
  (Address of Principal Executive
              Offices)


Registrant's telephone number, including area code, is (952) 832-7000

Item 7.       Financial Statements Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

        10.1 Pooling and Servicing Agreement, dated as of July 1, 2004 among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      RESIDENTIAL ASSET MORTGAGE
                                      PRODUCTS, INC.


                                      By:   /s/ Joseph Orning
                                      Name:  Joseph Orning
                                      Title: Vice President

Dated: August 13, 2004

                                    EXHIBITS